SUPPLEMENT TO THE
                          LIFE SERIES FUNDS PROSPECTUS
                              DATED APRIL 23, 2002
                                 RELATING TO THE
                                 BLUE CHIP FUND



1. IN THE FUND OVERVIEW SECTION ON PAGE 3, THE THIRD SENTENCE IN THE FIRST PARAGRAPH UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES" IS REPLACED WITH THE FOLLOWING:


            The Fund attempts to stay broadly diversified but it may emphasize certain industry sectors based on economic and market conditions.

2. IN THE FUND IN DETAIL SECTION ON PAGE 6, THE THIRD SENTENCE IN THE THIRD PARAGRAPH UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES" IS REPLACED WITH THE FOLLOWING:


            The Fund attempts to stay broadly diversified but it may emphasize certain industry sectors based on economic and market conditions.

3. IN THE FUND IN DETAIL SECTION ON PAGE 6, THE THIRD PARAGRAPH UNDER THE HEADING "MARKET RISK" ON PAGE 7 IS REPLACED IN ITS ENTIRETY WITH THE
        FOLLOWING:


            While the Fund generally attempts to stay broadly diversified, it may emphasize certain industry sectors based upon economic and market conditions. The Fund's performance could be adversely affected if these industry sectors perform worse than expected.



   THIS SUPPLEMENT IS DATED JANUARY 7, 2003.